Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18, UNITED STATES CODE, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Lancaster Colony Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David A. Ciesinski, Chief Executive Officer of the Company, and Thomas K. Pigott, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DAVID A. CIESINSKI
David A. Ciesinski
Chief Executive Officer

April 30, 2025

By:	/s/ THOMAS K. PIGOTT
Thomas K. Pigott
Chief Financial Officer

April 30, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.